UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2008 (July 24, 2008)

RURBAN FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Ohio	0-13507	34-1395608
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

401 Clinton Street, Defiance, Ohio 43512
(Address of principal executive offices) (Zip Code)

(419) 783-8950
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 24, 2008, the Compensation Committee of the Board of Directors of Rurban Financial Corp. (the “Company”) approved an award of 10,000 restricted common shares, without par value, of the Company (the “Restricted Shares”) to Kenneth A. Joyce, President and Chief Executive Officer of the Company, pursuant to the Rurban Financial Corp. 2008 Stock Incentive Plan (the “2008 Plan”). The Restricted Shares are subject to restrictions on transferability and risk of forfeiture until they become fully vested on December 31, 2010. The terms and conditions applicable to the Restricted Shares are set forth in the 2008 Plan and the Rurban Financial Corp. 2008 Stock Incentive Plan Restricted Stock Award Agreement (For Employees), the form of which is filed herewith as Exhibit 10.2 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a) Not Applicable

(b) Not Applicable

(c) Not Applicable

(d) Exhibits

Exhibit No.	Description	Location

10.1	Rurban Financial Corp. 2008 Stock Incentive Plan	Incorporated herein by reference to Exhibit 10 to the Company’s Current Report on Form 8-K filed April 22, 2008 (File No. 0-13507)

10.2	Form of Rurban Financial Corp. 2008 Stock Incentive Plan Restricted Stock Award Agreement (For Employees)	Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RURBAN FINANCIAL CORP.

Dated: July 28, 2008	By:	/s/ Keeta J. Diller
Keeta J. Diller
Vice President and Corporate Secretary

INDEX TO EXHIBITS

Current Report on Form 8-K
Dated July 28, 2008

Rurban Financial Corp.

Exhibit No.	Description	Location

10.1	Rurban Financial Corp. 2008 Stock Incentive Plan	Incorporated herein by reference to Exhibit 10 to the Company’s Current Report on Form 8-K filed April 22, 2008 (File No. 0-13507)

10.2	Form of Rurban Financial Corp. 2008 Stock Incentive Plan Restricted Stock Award Agreement (For Employees)	Filed herewith